Subordinated loans	12 Months Ended
Dec. 31, 2019
Subordinated loans [abstract]
Subordinated loans
19 Subordinated loans

Subordinated loans by group companies
	2019	2018
ING Groep N.V.	13,069	10,355
ING Group companies	3,519	3,370
	16,588	13,724

Subordinated loans issued by ING Groep N.V. include bonds issued to raise Tier 1 and lower Tier 2 (CRD IV eligible) capital for ING Bank N.V. Under IFRS these bonds are classified as liabilities and for regulatory purposes, they are considered capital. Subordinated loans issued by ING Group companies comprise, for the most part, subordinated loans which are subordinated to all current and future liabilities of ING Bank N.V.

Changes in subordinated loans
	2019	2018
Opening balance	13,724	15,968
Effect of change in accounting policy due to the implementation of IFRS 9		241
New issuances	3,429	1,859
Repayments	–933	–4,646
Exchange rate differences and other	367	302
Closing balance	16,588	13,724

In 2019 ING Groep N.V. issued two Perpetual additional Tier 1 Contingent Convertible Capital Securities of USD 1.25 billion with first call date on 16 April 2024 and USD 1.5 billion with first call date on 16 November 2026. In addition, subordinated Tier 2 notes of EUR 1 billion have been issued on 13 November 2019.

In June 2019 ING redeemed USD 1 billion Tier 1 ING Perpetual Hybrid Capital Securities.

The average interest rate on subordinated loans is 4.38% (2018: 4.44%). The interest expense during the year 2019 was EUR 660 million (2018: EUR 711 million).